Exhibit 1

                            Joint Filing Agreement


            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No. 2 to Schedule 13D (including any amendments thereto) with respect to the common stock, par value $.01 per share, of Coastal Physician Group, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, the undersigned parties, each being duly authorized, hereby execute this Agreement on the 12th day of June, 1998.


                                       /s/ Steven M. Scott, M.D.
                                       ----------------------------------
                                       Steven M. Scott, M.D.



                                       SCOTT MEDICAL PARTNERS, LLC


                                       By: /s/ Bertram E. Walls, M.D.
                                          -------------------------------
                                       Name:  Bertram E. Walls, M.D.
                                       Title: Manager



                                       THE SIGNAL FUND, L.P.


                                       By: /s/ Bertram E. Walls, M.D.
                                          -------------------------------
                                       Name:  Bertram E. Walls, M.D.
                                       Title: General Partner


                                       THE STEVEN M. SCOTT FAMILY LIMITED
                                       PARTNERSHIP


                                       By: /s/ Steven M. Scott, M.D.
                                          -------------------------------
                                       Name:  Steven M. Scott, M.D.
                                       Title: General Partner



                                       DOCTORS HEALTH PLAN, INC.


                                       By: /s/ Bertram E. Walls, M.D.
                                          -------------------------------
                                       Name:  Bertram E. Walls, M.D.
                                       Title: President



                                       THE SCOTT FAMILY FOUNDATION, INC.


                                       By: /s/ Steven M. Scott, M.D.
                                          -------------------------------
                                       Name:  Steven M. Scott, M.D.
                                       Title: President



                                       S&WLP


                                       By: /s/ Bertram E. Walls, M.D.
                                          -------------------------------
                                       Name:  Bertram E. Walls, M.D.
                                       Title: General Partner